                                                                  EXHIBIT 10.34

                                                                 EXECUTION COPY

    SECOND SUPPLEMENTAL INDENTURE (this "Second Supplemental Indenture") dated as of March 31, 1998, among Renal Treatment Centers, Inc., a Delaware corporation (the "Company"), Total Renal Care Holdings, Inc., a Delaware corporation ("TRCH"), and PNC Bank, National Association, as trustee (the "Trustee"), under the Indenture (the "Indenture") dated as of June 12, 1996, between the Company and the Trustee, as amended by that certain First Supplemental Indenture, dated as of February 27, 1998, among the Company, TRCH and the Trustee.

  WHEREAS pursuant to an Agreement and Plan of Merger dated as of November 18, 1997 (the "Merger Agreement"), among TRCH, Nevada Acquisition Corp., a Delaware corporation and a wholly owned subsidiary of TRCH ("Merger Sub") and the Company, Merger Sub merged with and into the Company (the "Merger") and the Company continued as the surviving corporation and thereupon became a wholly owned subsidiary of TRCH;

  WHEREAS the Boards of Directors of the Company and TRCH have determined that it is in the best interests of the Company and TRCH, on the one hand, and the noteholders, on the other hand, to make TRCH a guarantor of the obligations of the Company under the Indenture;

  WHEREAS TRCH, in furtherance of the foresaid determinations, as guarantor, will enter into a guaranty in the form attached hereto as Exhibit A (the "Guaranty") in favor of the Trustee for the benefit of the Noteholders;

  WHEREAS Section 11.1(d) of the Indenture provides that, without the consent of the Noteholders, the Company, when authorized by a resolution of its Board of Directors, and the Trustee may enter into indentures supplemental to the Indenture in order to, among other things, add such further covenants, restrictions or conditions as the Company's Board of Directors and the Trustee shall consider to be for the benefit of the holders of the Notes;

  WHEREAS the entry into this Second Supplemental Indenture by the parties hereto is in all respects authorized by the provisions of the Indenture; and

  WHEREAS all things necessary to make this Second Supplemental Indenture a valid indenture and agreement according to its terms have been done;

  NOW THEREFORE, TRCH hereby covenants and agrees with the Company and the Trustee for the benefit of the present and future holders of the Notes as follows:

                                   ARTICLE I

  SECTION 1.01 Guaranty of the Notes by TRCH. For value received and pursuant to the Guaranty dated March 31, 1998 in favor of the Trustee for the benefit of the Noteholders, TRCH guarantees (a) the due and punctual payment of the principal of, and premium, if any, and interest on each Note, when and as the same shall become due and payable, subject to any applicable grace period, whether at maturity, by acceleration or otherwise, the due and punctual payment of interest on the overdue principal of, and premium, if any, and interest on the Notes, to the extent lawful, and the due and punctual performance of all other Obligations (as defined in the Guaranty) of Company to the Noteholders or the Trustee all in accordance with the terms of such Note and the Indenture, subject, however, to the limitations set forth in the Guaranty, and (ii) in the case of any extension of time of payment or renewal of any Notes or any of such other Obligations, that the same will be promptly paid in full when due or performed in accordance with the terms of the extension or renewal, at stated maturity, by acceleration or otherwise. TRCH hereby agrees that its obligations under the Guaranty shall be absolute and unconditional, irrespective of, and shall be unaffected by, any invalidity, irregularity or unenforceability of any such Note or the Indenture, any failure to enforce the provisions of any such Note or the Indenture, any waiver, modification or indulgence granted to Company with respect thereto by the Noteholder of such Note or the Trustee, or any other circumstances which may otherwise constitute a legal or equitable discharge of a surety or Guarantor.

  SECTION 1.02 Effectiveness of the Guaranty. TRCH agrees that the Guaranty set forth in Section 1.02 above shall be and remain in full force and effect notwithstanding any failure to endorse on each Note a notation of such Guaranty and that each Note shall be entitled to the full benefit of the Guaranty whether or not the Guaranty is notated thereon.

                                  ARTICLE II

  SECTION 2.01 Definition of "Guaranty". The following definition shall be added to Section 1.1 of the Indenture:

  "Guaranty: The term "Guaranty" shall mean a Guaranty in the form attached hereto as Exhibit A, in favor of and for the benefit of the Trustee, as representative of the Noteholders.

  SECTION 2.02 Amendment to Section 7.1. Section 7.1 of the Indenture is hereby amended by adding a new sentence after the second complete sentence of that section as follows:

  "In addition, without limiting the foregoing provisions, upon the effectiveness of such acceleration of the principal of all the Notes and the interest accrued thereon, the Trustee shall promptly make a demand for payment on the Notes under the Guaranty not discharged."

  SECTION 2.03 Amendment to Section 14.1. Section 14.1 of the Indenture is hereby amended by adding a new sentence to the end of that section as follows:

  "Notwithstanding the foregoing, the Trustee may seek recourse for the payment of the principal of or premium, if any, or interest on any Note, or for any claim based thereon or otherwise in respect thereof or for Obligations (as defined in the Guaranty) of the Company against TRCH under the Guaranty in accordance with the provisions of Article VII and the Guaranty."

                                  ARTICLE III

  SECTION 3.01 Second Supplemental Indenture. The Trustee accepts the provisions of this Second Supplemental Indenture upon the terms and conditions set forth in the Indenture as amended by this Second Supplemental Indenture.

  SECTION 3.02 Other Terms of Indenture. Except insofar as herein otherwise expressly provided, all the provisions, terms and conditions of the Indenture are in all respects ratified and confirmed and shall remain in full force and effect.

  SECTION 3.03 Definitions. Capitalized terms used herein and not defined herein have the meanings ascribed to such terms in the Indenture unless the context of this Second Supplemental Indenture otherwise requires.

  SECTION 3.04 Governing Law. This Second Supplemental Indenture shall be deemed to be a contract made under the laws of New York, and for all purposes shall be construed in accordance with, the laws of New York.

  SECTION 3.05 Counterparts. This Second Supplemental Indenture may be executed in any number of counterparts, each of which shall be an original, but such counterparts shall together constitute but one and the same instrument.

  IN WITNESS WHEREOF, the parties hereto have caused this Second Supplemental Indenture to be duly executed by their respective authorized officers as of the date first written above.

                                          TOTAL RENAL CARE HOLDINGS, INC.,

                                          by

                                          ----------------------------------
                                          Name:
                                          Title:

                                          Attest:

                                          ----------------------------------
                                          Name:

                                          RENAL TREATMENT CENTERS, INC.,

                                          by

                                          ----------------------------------
                                          Name:
                                          Title:

                                          Attest:

                                          ----------------------------------
                                          Name:

                                          PNC BANK, NATIONAL ASSOCIATION
                                          as Trustee,

                                          by

                                          ----------------------------------
                                          Name:
                                          Title:

                                          Attest:

                                          ----------------------------------
                                          Name:

                                   EXHIBIT A

                                   GUARANTY

  This Guaranty (this "Guaranty") is entered into as of March 31, 1998 by Total Renal Care Holdings, Inc., a Delaware corporation ("Guarantor"), in favor of PNC Bank, National Association, as Trustee ("Trustee") for the benefit of the noteholders ("Noteholders") under that certain Indenture, dated as of June 12, 1996, between Renal Treatment Centers, Inc., a Delaware corporation and wholly owned subsidiary of Guarantor ("Company"), and Trustee, as amended by that certain First Supplemental Indenture, dated as of February 27, 1998, between Company, Guarantor and Trustee (as amended, supplemented or otherwise modified from time to time, the "Indenture") with respect to Company's 5 5/8% Convertible Subordinated Notes due 2006 (the "Notes"). Unless otherwise defined herein, capitalized terms used in this Guaranty shall have the meanings assigned to such terms in the Indenture.

                                   RECITALS

  A. Company became a wholly owned subsidiary of Guarantor pursuant to that certain Agreement and Plan of Merger by and among Guarantor, Nevada Acquisition Corp., a Delaware corporation, and Company, dated as of November 18, 1997 (the "Merger").

  B. Guarantor has determined that it is in its best interest irrevocably and unconditionally to guaranty the Notes.

  Now, therefore, based upon the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Guarantor hereby agrees as follows:

                                   SECTION 1

                                  DEFINITIONS

  1.1 Certain Defined Terms. As used in this Guaranty, the following terms shall have the following meanings unless the context otherwise requires:

  "Additional Interest" means additional interest on the Notes pursuant to
Section 2.3 of the Indenture which Company and Guarantor, jointly and severally, hereby agree to pay to the Noteholders.

  "Credit Facilities" means, collectively, (i) Guarantor's $800,000,000 Revolving Credit Agreement, dated as of October 24, 1997 with DLJ Capital Funding, Inc., as Syndication Agent, First Union National Bank, as Documentation Agent, The Bank of New York, as Administrative Agent, BNY Capital Markets, Inc. and Donaldson, Lufkin & Jenrette Securities Corporation, as Co-Arrangers, and the various lenders party thereto, together with the promissory notes issued thereunder and the other documents related thereto, and (ii) Guarantor's $250,000,000 Term Loan Agreement, dated as of October 24, 1997, with DLJ Capital Funding, Inc., as Syndication Agent, The Bank of New York, as Administrative Agent, BNY Capital Markets, Inc. and Donaldson, Lufkin & Jenrette Securities Corporation, as Co-Arrangers, and the various lenders party thereto, together with the promissory notes issued thereunder and the other documents related thereto, in each case as such agreements may be amended (including any amendment and restatement thereof), supplemented or otherwise modified from time to time, including any agreements extending the maturity of, refinancing, replacing or otherwise restructuring (including increasing the amount of available borrowings thereunder or adding subsidiaries of Guarantor and/or Company as additional borrowers or guarantors thereunder) all or any portion of the Indebtedness and other Obligations under such agreements and whether by the same or any other agent, lender or group of lenders.

  "Designated Senior Indebtedness" means any Indebtedness under either of the Credit Facilities and any other Indebtedness in an original principal amount of at least $50 million, provided that by its terms such Indebtedness expressly provides that it is "Designated Senior Indebtedness" for purposes of this Guaranty.

  "Indebtedness" means (without duplication), with respect to any Person, any obligation at any time outstanding, secured or unsecured, contingent or otherwise, which is for borrowed money (whether or not the recourse of the lender is to the whole of the assets of such Person or only to a portion thereof), or evidenced by bonds, notes, debentures or similar instruments or representing the balance deferred and unpaid of the purchase price of any property (excluding, without limitation, any balance that constitutes accounts payable or trade payables, and other accrued liabilities arising in the ordinary course of business) if and to the extent any of the foregoing indebtedness would appear as a liability upon a balance sheet of such Person prepared in accordance with generally accepted accounting principles ("GAAP"), and shall also include, to the extent not otherwise included, (i) any obligations secured by a lien to which the property or assets owned or held by such Person is subject, whether or not the obligation or obligations secured thereby shall have been assumed, to the extent of the fair market value of such property or assets, (ii) guarantees of items of other Persons which would be included within this definition for such other Persons (whether or not such items would appear upon the balance sheet of the guarantor), to the extent of the amount of the Indebtedness so guaranteed, and (iii) all obligations for the reimbursement of any obligor on any letter of credit, banker's acceptance or similar credit transaction. The amount of Indebtedness of any Person at any date shall be the outstanding balance at such date of all unconditional obligations as described above and, with respect to contingent obligations, the maximum liability upon the occurrence of the contingency giving rise to the obligations; provided, that (i) the amount outstanding at any time of any Indebtedness issued with original issue discount is the principal amount of such Indebtedness less the remaining unamortized portion of the original issue discount of such Indebtedness at such time as determined in conformity with GAAP and (ii) Indebtedness shall not include any liability for federal, state, local or other taxes. Notwithstanding any other provision of the foregoing definition, any trade payable arising from the purchase of goods or materials or for the services obtained in the ordinary course of business shall not be deemed to be "Indebtedness." Furthermore, guarantees of (or obligations with respect to letters of credit supporting) Indebtedness otherwise included in the determination of such amount shall not also be included.

  "Non-Payment Event of Default" means any event (other than a Payment Default) the occurrence of which entitles one or more Persons to accelerate the maturity of any Designated Senior Indebtedness.

  "Obligations" means, with respect to any Indebtedness, any principal, premium, interest, penalties, fees, indemnifications, reimbursements, damages and other expenses payable under the documentation governing such Indebtedness.

  "Payment Default" means any default, whether or not any requirement for the giving of notice, the lapse of time or both, or any other condition to such default becoming an event of default has occurred, in the payment of principal of or premium, if any, or interest on or any other amount payable in connection with any Designated Senior Indebtedness.

  "Person" means any individual, corporation, company (including any limited liability company), partnership, joint venture, trust, unincorporated organization, government or any agency or political subdivision thereof or any other entity.

  "Senior Indebtedness," as to Guarantor, means the principal of and premium, if any, and interest on, and any and all other fees, expense reimbursement obligations and all other Obligations and amounts due pursuant to the terms of all agreements, documents and instruments providing for, creating, securing or evidencing or otherwise entered into in connection with (a) all Indebtedness of Guarantor owed to lenders or agents under either of the Credit Facilities,
(b) all obligations of Guarantor to reimburse any bank or other person in respect of amounts paid under letters of credit, acceptances or other similar instruments and all obligations of Guarantor with respect to guarantees of such reimbursement obligations, (c) all other Indebtedness of Guarantor which does not provide that it is to be ranked pari passu with or subordinate to the Guaranty and (d) all deferrals, renewals, refinancings, extensions and refundings of, and amendments, modifications and supplements to, any of the Senior Indebtedness described above. Notwithstanding anything to the contrary in the foregoing, Senior Indebtedness will not include (i) Indebtedness of Guarantor to any of its Subsidiaries, or to any Affiliate of Guarantor or any of such Affiliate's Subsidiaries, (ii) Indebtedness represented by the Guaranty, (iii) any Indebtedness which by the express terms of the agreement or instrument creating, evidencing or governing the same is junior or subordinate in right of payment to any item of Senior Indebtedness, (iv) any trade payable arising from the purchase of goods or materials or for services obtained in the ordinary course of business, and (v) any Indebtedness to or guaranteed on behalf of, any stockholders, director, officer or employee of Guarantor or any Subsidiary of Guarantor.

                                   SECTION 2

                                 THE GUARANTY

  2.1 Guaranty.

  (a) Subject to the provisions hereof, Guarantor hereby unconditionally guarantees in favor of the Trustee for benefit of the Noteholders, (i) the due and punctual payment of the principal of, and premium, if any, and interest on each Note, when and as the same shall become due and payable, subject to any applicable grace period, whether at maturity, by acceleration or otherwise, the due and punctual payment of interest on the overdue principal of, and premium, if any, and interest on the Notes, to the extent lawful, and the due and punctual performance of all other Obligations of Company to the Noteholders or the Trustee all in accordance with the terms of such Note and the Indenture, subject, however, to the limitations set forth in Section 2.2, and (ii) in the case of any extension of time of payment or renewal of any Notes or any of such other Obligations, that the same will be promptly paid in full when due or performed in accordance with the terms of the extension or renewal, at stated maturity, by acceleration or otherwise. Guarantor hereby agrees that its obligations thereunder and hereunder shall be absolute and unconditional, irrespective of, and shall be unaffected by, any invalidity, irregularity or unenforceability of any such Note or the Indenture, any failure to enforce the provisions of any such Note or the Indenture, any waiver, modification or indulgence granted to Company with respect thereto by the Noteholder of such Note or the Trustee, or any other circumstances which may otherwise constitute a legal or equitable discharge of a surety or Guarantor.

  (b) Guarantor hereby waives diligence, presentment, demand for payment, filing of claims with a court in the event of merger or bankruptcy of Company, any right to require a proceeding first against Company, protest or notice with respect to any such Note or the Indebtedness evidenced thereby and all demands whatsoever, and covenants that this Guaranty will not be discharged as to any such Note except by payment in full of the principal thereof, premium if any, and interest thereon and as provided in Section 13.1 of the Indenture. Guarantor further agrees that, as between Guarantor, on the one hand, and the Noteholders and the Trustee, on the other hand, (i) the maturity of the Obligations guaranteed hereby may be accelerated as provided in Article 7 of the Indenture for the purposes of this Guaranty, notwithstanding any stay, injunction or other prohibition preventing such acceleration in respect of the Obligations guaranteed hereby, and (ii) in the event of any declaration of acceleration of such Obligations as provided in Article 7 of the Indenture, such Obligations (whether or not due and payable) shall forthwith become due and payable by Guarantor for the purpose of this Guaranty. In addition, without limiting the foregoing provisions, upon the effectiveness of an acceleration under Article 7 of the Indenture, the Trustee shall promptly make a demand for payment on the Notes under the Guaranty provided for herein and not discharged.

  2.2 Effectiveness of the Guaranty. Guarantor agrees that this Guaranty shall be and remain in full force and effect notwithstanding any failure to endorse on each Note a notation of such Guaranty and that each Note shall be entitled to the full benefit of the Guaranty whether or not the Guaranty is notated thereon.

  2.3 Limitation of Guaranty. Notwithstanding any term or provision of the Indenture to the contrary, the maximum aggregate amount of the obligations guaranteed hereunder by Guarantor shall not exceed the maximum amount that can be guaranteed hereunder by Guarantor without rendering the Guaranty, as it relates to Guarantor, voidable under applicable law relating to fraudulent conveyance or fraudulent transfer or similar laws affecting the rights of creditors generally.

  2.4 Guaranty Obligations Subordinated to Guarantor Senior Indebtedness.

  (a) Guarantor hereby covenants and agrees that, to the extent and in the manner set forth herein, the Indebtedness represented by the Guaranty and the payment of the principal of, premium, if any, and interest on the Notes pursuant to the Guaranty by Guarantor are hereby expressly made subordinate and subject in right of payment as provided herein to the prior indefeasible payment and satisfaction in full in cash of all Senior Indebtedness.

  (b) The holders of Senior Indebtedness (including, without limitation, Designated Senior Indebtedness) shall have the right to rely on this Section
2.4 and the following Section 2.4 through Section 2.12, and such provisions are made for the benefit of the holders of Senior Indebtedness; and such holders are made obligees hereunder and they or each of them may enforce such provisions, and no amendment or modification of the provisions contained herein shall diminish the rights of such holders unless such holders have agreed in writing thereto.

  2.5 Payment Over of Proceeds upon Dissolution, etc., of Guarantor. In the event of (x) any insolvency or bankruptcy case or proceeding, or any receivership, arrangement, reorganization, liquidation, dissolution or other similar case or proceeding in connection therewith whether or not involving insolvency or bankruptcy, relative to Guarantor or to its creditors, as such, or to its assets, whether voluntary or involuntary, or (y) any general assignment for the benefit of creditors or other marshaling of assets or liabilities of Guarantor (except in connection with the merger or consolidation of Guarantor or its liquidation or dissolution following the transfer of all or substantially all of its assets, upon the terms and conditions that would be permitted under Article 12 of the Indenture if references to "Company" were to Guarantor) (all of the foregoing referred to herein individually as a "Guarantor Bankruptcy Proceeding" and collectively as "Guarantor Bankruptcy Proceedings"), then and in any such event:

    i. the holders of all Senior Indebtedness shall be entitled to receive payment and satisfaction in full in cash of all amounts due on or in respect of all such Senior Indebtedness (including any interest accruing after the commencement of any such Guarantor Bankruptcy Proceeding whether or not such interest is an allowable claim enforceable against Company in any such proceeding) before the Noteholders are entitled to receive or retain, pursuant to this Guaranty, any payment or distribution of any kind by Guarantor on account of this Guaranty;

    ii. any payment or distribution of assets of Guarantor of any kind or character, whether in cash, property or securities, by set-off or otherwise, to which the Noteholders or the Trustee would be entitled but for the subordination provisions hereof shall be paid by the liquidating trustee or agent or other Person making such payment or distribution, whether a trustee in bankruptcy, a receiver or liquidating trustee or otherwise, directly to the holders of Senior Indebtedness or their representative or representatives or to the trustee or trustees under any indenture under which any instruments evidencing any of such Senior Indebtedness may have been issued, ratably according to the aggregate amounts remaining unpaid on account of such Senior Indebtedness held or represented by each, to the extent necessary to make payment in full in cash of all such Senior Indebtedness remaining unpaid, after giving effect to any concurrent payment or distribution, or provision therefor, to the holders of such Senior Indebtedness;

    iii. in the event that, notwithstanding the foregoing provisions of this
  Section 2.5, the Trustee or the Noteholder of any Note shall have received any payment or distribution of assets of Guarantor of any kind or character, whether in cash, property or securities, including, without limitation, by way of set-off or otherwise, in respect of this Guaranty before all Senior Indebtedness is paid and satisfied in full in cash, then such payment or distribution shall be held by the recipient in trust for the benefit of holders of such Senior Indebtedness and shall be immediately paid over or delivered to the holders of such Senior Indebtedness or their representative or representatives to the extent necessary to make payment in full in cash of all such Senior Indebtedness remaining unpaid after giving effect to any concurrent payment or distribution to or for the holders of such Senior Indebtedness; and

    iv. the consolidation of Guarantor with, or the merger of Guarantor with or into, another Person or the liquidation or dissolution of Guarantor following the conveyance, transfer or lease of its properties and assets substantially as an entirety to another Person upon the terms and conditions set forth herein shall not be deemed a dissolution, winding-up, liquidation, reorganization, assignment for the benefit of creditors or marshaling of assets and liabilities of such Guarantor for, as would be applicable as if references to "Company" were to Guarantor, the purposes of
  Article 12 of the Indenture if the Person formed by such consolidation or the surviving entity of such merger or the Person which acquires by conveyance, transfer or lease such properties and assets substantially as an entirety, as the case may be, shall, as a part of such consolidation, merger, conveyance, transfer or lease, comply with the conditions set forth in such Article 12 of the Indenture, as would be applicable as if references to "Company" were to Guarantor.

  2.6 Suspension of Guaranty Obligations When Senior Indebtedness in Default.

  (a) Unless Section 2.5 hereof shall be applicable, after the occurrence of a Payment Default with respect to any Designated Senior Indebtedness which constitutes Senior Indebtedness, no payment or distribution of any kind or character of Guarantor (including, without limitation, cash, property and any payment or distribution which may be payable or deliverable by reason of the payment of any other Indebtedness of Guarantor being subordinated to its Obligations herein) may be made by or on behalf of Guarantor, including, without limitation, by way of set-off or otherwise, for or on account hereof, and neither the Trustee nor any Noteholder shall take or receive from Guarantor, directly or indirectly in any manner, payment in respect of all or any portion of its Obligations hereof commencing on the date of receipt by the Trustee of written notice from any representative of the holders of any Designated Senior Indebtedness which constitutes Senior Indebtedness (each, a "Guarantor Representative") of such Payment Default, and in any such event, such prohibition shall continue until such Payment Default is cured, waived in writing or ceases to exist. At such time as the prohibition set forth in the preceding sentence shall no longer be in effect, subject to the provisions of the preceding and following paragraph, Guarantor shall resume making any and all required payments in respect hereof, including any missed payments.

  (b) Unless Section 2.5 hereof shall be applicable, upon the occurrence of a Non-Payment Event of Default on Designated Senior Indebtedness, no payment or distribution of any kind or character (including, without limitation, cash, property and any payment or distribution which may be payable or deliverable by reason of the payment of any other Indebtedness of Guarantor being subordinated to its Obligations herein) shall be made by Guarantor, including, without limitation, by way of set-off or otherwise, for or on account of any of its Obligations herein, and neither the Trustee nor any Noteholder shall take or receive from Guarantor, directly or indirectly in any manner, payment in respect of all or any portion of its obligations on its Guaranty for a period (a "Guaranty Payment Blockage Period") commencing on the date of receipt by the Trustee of written notice from any Guarantor Representative of such Non-Payment Event of Default, unless and until (subject to any blockage of payments that may then be in effect under the preceding paragraphs), the earlier of: (x) the date that such Non-Payment Event of Default shall have been cured or waived in writing or shall have ceased to exist or such Designated Senior Indebtedness shall have been paid in full in cash or (y) the date that such Guaranty Payment Blockage Period shall have been terminated by written notice to Guarantor or the Trustee from the applicable Guarantor Representative, after which, in the case of clause (x) or (y), Guarantor shall resume making any and all required payments in respect of its Obligations herein, including any missed payments. Any number of additional Guaranty Payment Blockage Periods may be commenced during any Guaranty Payment Blockage Period.

  (c) In the event that, notwithstanding the foregoing, the Trustee or any Noteholder shall have received any payment or distribution from Guarantor prohibited by the foregoing provisions of this Section 2.6, then and in such event such payment or distribution shall be held in trust for the benefit of and shall be paid over and delivered forthwith to the holders of the Senior Indebtedness or their representative or representatives for distribution to the holders of Senior Indebtedness or, if no amounts are then due in respect of Senior Indebtedness, promptly returned to Guarantor, or otherwise as a court of competent jurisdiction shall direct.

  2.7 Subrogation to Rights of Noteholders of Senior Indebtedness.

  (a) Upon the payment in full in cash of all Senior Indebtedness, the Noteholders shall be subrogated to the rights of the holders of such Senior Indebtedness to receive payments and distributions of cash, property and securities of Guarantor made on such Senior Indebtedness until all amounts due to be paid hereunder shall be paid in full. For purposes of such subrogation, no payments or distributions to holders of Senior Indebtedness of any cash, property or securities to which Noteholders or the Trustee would be entitled except for the provisions hereof, and no payments over pursuant to the provisions hereof to holders of Senior Indebtedness by Noteholders or the Trustee, shall, as among Guarantor, its creditors other than holders of Senior Indebtedness and the Noteholders be deemed to be a payment or distribution by Guarantor to or on account of Senior Indebtedness.

  (b) If any payment or distribution to which the Noteholders would otherwise have been entitled but for the provisions hereof shall have been applied, pursuant to the provisions hereof, to the payment of all amounts payable under Senior Indebtedness, then and in such case, the Noteholders shall be entitled to receive from the holders of such Senior Indebtedness at the time outstanding any payments or distributions received by such holders of Senior Indebtedness in excess of the amount sufficient to pay all amounts payable under or in respect of such Senior Indebtedness in full in cash.

  2.8 Guaranty Subordination Provisions Solely to Define Relative Rights. The subordination provisions hereof are and are intended solely for the purpose of defining the relative rights of the Noteholders on the one hand and the holders of Senior Indebtedness on the other hand. Nothing contained herein or in the Indenture or in the Notes is intended to or shall (a) impair, as to Guarantor, its creditors other than holders of its Senior Indebtedness and the Noteholders, the obligation of Guarantor, which is absolute and unconditional, to make payments to the Noteholders in respect of its Obligations hereof; or
(b) affect the relative rights against Guarantor of the Noteholders and creditors of Guarantor other than the holders of the Senior Indebtedness; or
(c) prevent the Trustee or any Noteholder from exercising all remedies otherwise permitted by applicable law upon a Default or an Event of Default under the Indenture, subject to the rights, if any, hereunder of the holders of Senior Indebtedness (1) in any case, proceeding, dissolution, liquidation or other winding-up, assignment for the benefit of creditors or other marshaling of assets and liabilities of Company referred to in Section 2.5 hereof, to receive, pursuant to and in accordance with such Section, cash, property and securities otherwise payable or deliverable to the Trustee or such Noteholder, or (2) under the conditions specified in Section 2.6 hereof, to prevent any payment prohibited by such Section or enforce their rights pursuant to Section 2.6(c) hereof.

  2.9 Trustee's Relation to Senior Indebtedness. With respect to the holders of Senior Indebtedness, the Trustee undertakes to perform or to observe only such of its covenants and obligations as are specifically set forth herein, and no implied covenants or obligations with respect to the holders of Senior Indebtedness shall be read into this Guaranty against the Trustee. The Trustee shall not be deemed to owe any fiduciary duty to the holders of Senior Indebtedness and the Trustee shall not be liable to any holder of Senior Indebtedness if it shall mistakenly pay over or deliver to Noteholders, Company, Guarantor or any other Person moneys or assets to which any holder of Senior Indebtedness shall be entitled by virtue of this Guaranty or otherwise.

  2.10 No Waiver of Subordination Provisions. No right of any present or future holder of any Senior Indebtedness to enforce subordination as herein provided shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of Company or Guarantor or by any act or failure to act, in good faith, by any such holder, or by any non-compliance by Company or Guarantor with the terms, provisions and covenants of this Guaranty or the Indenture, regardless of any knowledge thereof any such holder may have or be otherwise charged with.


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

  2.11 Notice to Trustee.

  (a) Guarantor shall give prompt written notice to the Trustee of any fact known to Guarantor which would prohibit the making of any payment to or by the Trustee at its Corporate Trust Office in respect of the Notes. Notwithstanding the provisions of this Guaranty or any provision of the Indenture, the Trustee shall not be charged with knowledge of the existence of any facts which would prohibit the making of any payment to or by the Trustee in respect of the Notes, unless and until the Trustee shall have received written notice thereof from Guarantor or any Guarantor Representative or from any trustee, fiduciary or agent therefor; and, prior to the receipt of any such written notice, the Trustee, subject to the provisions of this Section 2.11, shall be entitled in all respects to assume that no such facts exist.

  (b) The Trustee shall be entitled to rely on the delivery to it and Guarantor of a written notice by any Guarantor Representative to establish that such notice has been given by a holder of Senior Indebtedness (or a trustee, fiduciary or agent therefor); provided, however, that failure to give such notice to Guarantor shall not affect in any way the right of the Trustee to rely on such notice. In the event that the Trustee determines in good faith that further evidence is required with respect to the right of any Person as a holder of Senior Indebtedness to participate in any payment or distribution pursuant hereto, the Trustee may request such Person to furnish evidence to the reasonable satisfaction of the Trustee as to the amount of Senior Indebtedness held by such Person, the extent to which such Person is entitled to participate in such payment or distribution and any other facts pertinent to the rights of such Person hereunder, and if such evidence is not furnished, the Trustee may defer any payment to such Person pending judicial determination as to the right of such Person to receive such payment.

  2.12 Reliance on Judicial Order or Certificate of Liquidating Agent. Upon any payment or distribution of assets of Company or Guarantor referred to herein, the Trustee, and the Noteholders shall be entitled to rely upon any order or decree entered by any court of competent jurisdiction in which such insolvency, bankruptcy, receivership, liquidation, reorganization, dissolution, winding-up or similar case or proceeding is pending, or a certificate of the trustee in bankruptcy, receiver, liquidating trustee, custodian, assignee for the benefit of creditors, agent or other Person making such payment or distribution, delivered to the Trustee or to the Noteholders, for the purpose of ascertaining the Persons entitled to participate in such payment or distribution, the holders of Senior Indebtedness and other Indebtedness of Company or Guarantor, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto.

                                   SECTION 3

                        REPRESENTATIONS AND WARRANTIES

  To induce the Trustee and the Noteholders to accept this Guaranty, Guarantor hereby represents and warrants that the following statements are true and correct:

  3.1 Corporate Existence. Guarantor is duly organized, validly existing and in good standing under the laws of the State of Delaware, has full corporate power and authority to own its assets and properties and to operate its business as presently owned and conducted, and as proposed to be conducted, and is qualified to do business and in good standing in every jurisdiction where its assets are located and wherever necessary to carry out its business and operations, except where failure to be so qualified or in good standing or a lack of such corporate power or authority has not had or would not have, in the aggregate, a material adverse effect.

  3.2 Corporate Power; Authorization; Enforceable Obligations. Guarantor has the corporate power, authority and legal right to execute, deliver and perform this Guaranty and all obligations required hereunder and has taken all necessary corporate action to authorize its Guaranty hereunder on the terms and conditions hereof and its execution, delivery and performance of this Guaranty and all obligations required hereunder. No consent of any other Person including, without limitation, stockholders and creditors of Guarantor, and no license, permit, approval or authorization of, or exemption by, notice or report to, or registration, filing or

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

declaration with, any governmental authority is required by Guarantor in connection with this Guaranty or the execution, delivery, performance, validity or enforceability of this Guaranty and all obligations required hereunder, except for pursuant to the Credit Facilities. This Guaranty has been, and each instrument or document required hereunder will be, executed and delivered by a duly authorized officer of Guarantor, and this Guaranty constitutes, and each instrument or document required hereunder when executed and delivered hereunder will constitute, the legally valid and binding obligation of Guarantor, enforceable against Guarantor in accordance with its terms, except as enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws or equitable principles relating to or limiting creditors' rights generally.

  3.3 No Legal Bar to this Guaranty. The execution, delivery and performance of this Guaranty and the documents or instruments required hereunder, and the use of the proceeds of the borrowings under the Indenture, will not violate any provision of any existing law or regulation binding on Guarantor, or any order, judgment, award or decree of any court, arbitrator or governmental authority binding on Guarantor, or the certificate of incorporation or bylaws of Guarantor or any securities issued by Guarantor, or any mortgage, indenture, lease, contract or other agreement, instrument or undertaking to which Guarantor is a party or by which Guarantor or any of its assets may be bound, the violation of which would have a material adverse effect on the business, operations, assets or financial condition of Guarantor and will not result in, or require, the creation or imposition of any lien on any of its property, assets or revenues pursuant to the provisions of any such mortgage, indenture, lease, contract or other agreement, instrument or undertaking.

                                   SECTION 4

                                 MISCELLANEOUS

  4.1 Survival of Warranties. All agreements, representations and warranties made herein shall survive the execution and delivery of this Guaranty and the Indenture.

  4.2 Notices. Any communications between Trustee and Guarantor and any notices or requests provided herein to be given may be given by mailing the same, postage prepaid, or by telex, facsimile transmission or cable to each such party at its address set forth below or to such other addresses as each such party may in writing hereafter indicate. Any notice, request or demand to or upon Trustee or Guarantor shall not be effective until received:

    TRUSTEE:Corporate Trust Office
                    1700 Market Street
                    Philadelphia, PA 19103
                    Attention: Corporate Trust Division
                             (Renal Treatment Centers, Inc., 5 5/8%
                             Convertible Subordinated Notes due 2006)

    GUARANTOR:Total Renal Care Holdings, Inc.
                    Suite 800
                    21250 Hawthorne Boulevard
                    Torrance, CA 90503
                    Attention: Chief Financial Officer

  4.3 Severability. In case any provision in or obligation under this Guaranty shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

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

  4.4 Amendments and Waivers. No amendment, modification, termination or waiver of any provision of this Guaranty, and no consent to any departure by Guarantor therefrom, shall in any event be effective without the written concurrence of Trustee and, in the case of any such amendment or modification, Guarantor. Any such waiver or consent shall be effective only in the specific instance and for the specific purpose for which it was given.

  4.5 Headings. Section and section headings in this Guaranty are included herein for convenience of reference only and shall not constitute a part of this Guaranty for any other purpose or be given any substantive effect.

  4.6 Applicable Law. THIS GUARANTY AND THE RIGHTS AND OBLIGATIONS OF GUARANTOR, TRUSTEE AND THE NOTEHOLDERS HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING WITHOUT LIMITATION SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES, EXCEPT TO THE EXTENT THAT THE CODE PROVIDES THAT THE VALIDITY OR PERFECTION OF THE SECURITY INTEREST HEREUNDER, OR REMEDIES HEREUNDER, IN RESPECT OF ANY PARTICULAR COLLATERAL ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF NEW YORK. Unless otherwise defined herein or in the Indenture, terms used in Article 8 and Article 9 of the Uniform Commercial Code in the State of New York are used herein as therein defined.

  4.7 Successors and Assigns. This Guaranty is a continuing guaranty and shall be binding upon Guarantor and its successors and assigns. This Guaranty shall inure to the benefit of Noteholders and their respective successors and assigns. Guarantor shall not assign this Guaranty or any of the rights or obligations of Guarantor hereunder without the prior written consent of Trustee. The terms and provisions of this Guaranty shall inure to the benefit of any transferee or assignee of any Note transferred or assigned in accordance with the provisions of the Indenture, and in the event of such transfer or assignment the rights and privileges herein conferred upon such Noteholder shall automatically extend to and be vested in such transferee or assignee, all subject to the terms and conditions hereof.

  4.8 Consent to Jurisdiction and Service of Process. ALL JUDICIAL PROCEEDINGS BROUGHT AGAINST GUARANTOR ARISING OUT OF OR RELATING TO THIS GUARANTY, OR ANY OBLIGATIONS HEREUNDER, MAY BE BROUGHT IN ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION IN THE STATE, COUNTY AND CITY OF NEW YORK. BY EXECUTING AND DELIVERING THIS AGREEMENT, GUARANTOR, FOR ITSELF AND IN CONNECTION WITH ITS PROPERTIES, IRREVOCABLY:

    (a) ACCEPTS GENERALLY AND UNCONDITIONALLY THE NONEXCLUSIVE JURISDICTION AND VENUE OF SUCH COURTS;

    (b) WAIVES ANY DEFENSE OF FORUM NON CONVENIENS;

    (c) DESIGNATES AND APPOINTS CT CORPORATION SERVICES, OR SUCH OTHER PERSONS LOCATED IN NEW YORK STATE AS MAY HEREAFTER BE SELECTED BY THE GUARANTOR AND AGREEING IN WRITING TO SO SERVE, AS ITS AGENT TO RECEIVE ON ITS BEHALF SERVICE OF ALL PROCESS IN ANY SUCH PROCEEDINGS IN ANY SUCH COURT, SUCH SERVICE BEING HEREBY ACKNOWLEDGED BY THE GUARANTOR TO BE EFFECTIVE AND BINDING SERVICE IN EVERY RESPECT. A COPY OF ANY SUCH PROCESS SO SERVED SHALL BE MAILED BY REGISTERED MAIL TO THE GUARANTOR AT ITS ADDRESS PROVIDED IN ACCORDANCE WITH SECTION 4.2 PROVIDED THAT, UNLESS OTHERWISE PROVIDED BY APPLICABLE LAW, ANY FAILURE TO MAIL SUCH COPY SHALL NOT AFFECT THE VALIDITY OF SERVICE OF SUCH PROCESS. IF ANY AGENT APPOINTED BY THE GUARANTOR REFUSES TO ACCEPT SERVICE, THE

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

  GUARANTOR HEREBY AGREES THAT SERVICE OF PROCESS SUFFICIENT FOR PERSONAL JURISDICTION IN ANY ACTION AGAINST THE GUARANTOR IN THE STATE OF NEW YORK MAY BE MADE BY REGISTERED OR CERTIFIED MAIL, RETURN RECEIPT REQUESTED, TO THE GUARANTOR AT ITS ADDRESS PROVIDED IN ACCORDANCE WITH SECTION 4.2, AND THE GUARANTOR HEREBY ACKNOWLEDGES THAT SUCH SERVICE SHALL BE EFFECTIVE AND BINDING IN EVERY RESPECT. NOTHING HEREIN SHALL AFFECT THE RIGHT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR SHALL LIMIT THE RIGHT TO BRING PROCEEDINGS AGAINST THE GUARANTOR IN THE COURTS OF ANY OTHER JURISDICTION; AND

    (d) AGREES THAT THE PROVISIONS OF THIS SECTION 4.8 RELATING TO JURISDICTION AND VENUE SHALL BE BINDING AND ENFORCEABLE TO THE
  FULLEST EXTENT PERMISSIBLE UNDER NEW YORK GENERAL OBLIGATIONS LAW
  SECTION 5-1402 OR OTHERWISE.

  4.9 Waiver of Trial Jury. GUARANTOR AND, BY ACCEPTANCE OF THE BENEFITS HEREOF, TRUSTEE AND EACH NOTEHOLDER, EACH HEREBY AGREES TO WAIVE, TO THE EXTENT PERMITTED BY LAW, ITS RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS GUARANTY. The scope of this waiver is intended to be all-encompassing of any and all disputes that may be filed in any court and that relate to the subject matter of this transaction, including without limitation contract claims, tort claims, breach of duty claims and all other common law and statutory claims. Guarantor and, by its acceptance of the benefits hereof, Trustee and each Noteholder each (i) acknowledges that this waiver is a material inducement for Guarantor, Trustee and each Noteholder to enter into a business relationship, that Guarantor, Trustee and each Noteholder have already relied on this waiver in entering into this Guaranty or accepting the benefits thereof, as the case may be, and that each will continue to rely on this waiver in their related future dealings with respect to the transaction contemplated hereby and (ii) further warrants and represents that each has reviewed this waiver with its legal counsel, and that each knowingly and voluntarily waives its jury trial rights following consultation with legal counsel. THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING (OTHER THAN BY A MUTUAL WRITTEN WAIVER SPECIFICALLY REFERRING TO THIS SECTION 4.9 AND EXECUTED BY GUARANTIED PARTY AND GUARANTOR), AND THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS GUARANTY. In the event of litigation, this Guaranty may be filed as a written consent to a trial by the court.

  4.10 No Other Writing. This writing is intended by Guarantor, Trustee and each Noteholder as the final expression of this Guaranty and is also intended as a complete and exclusive statement of the terms of their agreement with respect to the matters covered hereby. No course of dealing, course of performance or trade usage, and no parol evidence of any nature, shall be used to supplement or modify any terms of this Guaranty. There are no conditions to the full effectiveness of this Guaranty.

  4.11 Further Assurances. At any time or from time to time, upon the request of Trustee, Guarantor shall execute and deliver such further documents and do such other acts and things as Trustee may reasonably request in order to effect fully the purposes of this Guaranty.

  4.12 Trustee as Agent.

  (a) Trustee has been appointed to act as Trustee hereunder by the Noteholders. Trustee shall be obligated, and shall have the right hereunder, to make demands, to give notices, to exercise or refrain from exercising any rights, and to take or refrain from taking any action, solely in accordance with this Guaranty and the Indenture.

  (b) Trustee shall at all times be the same Person that is Trustee under the Indenture. Written notice of resignation by Trustee pursuant to Section 8.10 of the Indenture shall also constitute notice of resignation as

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

Trustee under this Guaranty; removal of Trustee pursuant to Section 8.10 of the Indenture shall also constitute removal as Trustee under this Guaranty; and appointment of a successor Trustee pursuant to Section 8.10 of the Indenture shall also constitute appointment of a successor Trustee under this Guaranty. Upon the acceptance of any appointment as Trustee under Section 8.10 of the Indenture by a successor Trustee, that successor Trustee shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring or removed Trustee under this Guaranty, and the retiring or removed Trustee under this Guaranty shall promptly (i) transfer to such successor Trustee all sums held hereunder, together with all records and other documents necessary or appropriate in connection with the performance of the duties of the successor Trustee under this Guaranty, and (ii) take such other actions as may be necessary or appropriate in connection with the assignment to such successor Trustee of the rights created hereunder, whereupon such retiring or removed Trustee shall be discharged from its duties and obligations under this Guaranty. After any retiring or removed Trustee's resignation or removal hereunder as Trustee, the provisions of this Guaranty shall inure to its benefit as to any actions taken or omitted to be taken by it under this Guaranty while it was Trustee hereunder.

  IN WITNESS WHEREOF, Guarantor has caused this Guaranty to be duly executed and delivered by its officer thereunto duly authorized as of the date first written above.

                                          TOTAL RENAL CARE HOLDINGS, INC.

                                          By: _________________________________
                                             Name:
                                             Title:

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